SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                  FORM 8-K


                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


              Date of Report (Date of earliest event reported):
                               February 22, 2000



                         PRIME CAPITAL CORPORATION
         (Exact name of registrant as specified in its charter)

Delaware                               0-14888                  36-3347311
(State or other jurisdiction      (Commission File Number)      (IRS Employer
 of incorporation)                                          Identification No.)


            O'Hare International Center, 10275 W. Higgins Road, Suite 200,
                              Rosemont, IL 60018-3890
                     (Address of principal executive offices)


                                (847) 294-6000
               (Registrant's telephone number, including area code)


Item 4.  Changes in Registrant's Certifying Accountant.

     On February 22, 2000, Registrant engaged the firm of Blackman Kallick Bartelstein, LLP as its principal independent accountants to audit Registrant's balance sheet as of December 31, 1999 and the related statements of operations, stockholders' equity and cash flows for the year then ended, for the purpose of expressing an opinion thereon. Registrant has not previously consulted with Blackman Kallick Bartelstein LLP with respect to any matters described in Item 304(a)(2)(i) and (ii) of Regulation S-B. Registrant previously disclosed on Form 8-K filed with the Commission on November 1, 1999 (as amended by the filing of Form 8-K/A on November 5, 1999) the resignation on October 26, 1999 of its former independent accountant, KPMG LLP.


                                  SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: February 29, 2000          PRIME CAPITAL CORPORATION

                                 /s/ Vern Landeck

                                 Vern Landeck, Chief Financial Officer

                                 Vern Landeck is the Principal Financial
                                 and Accounting Officer and has been duly authorized to sign on behalf of the Registrant

                                 /s/ James A. Friedman

                                James A. Friedman, Chief Executive Officer